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                                                                   EXHIBIT 10.8

                               SECURITY AGREEMENT
                      (SUPPLEMENT TO FACTORING AGREEMENT)

        This Security Agreement between REPUBLIC FACTORS CORP. ("Republic") and Jenna Lane, Inc. ("Client"), dated April 24, 1995, supplements and constitutes a part of Factoring Agreement between Republic and Client dated March 17, 1995 (as supplemented hereby, the "Factoring Agreement").

        1. GRANT OF SECURITY INTEREST. As security for the unconditional payment and performance when due of all of the Client's "Obligations" (as defined in Factoring Agreement), including without limitation, any and all liabilities, indebtedness, obligations, guarantees, representations, warranties and covenants now existing or hereafter arising under this Security Agreement or otherwise, the client hereby grants Republic a continuing security interest in all of Client's right, title and interest in the following types of property, whether now owned or existing or hereafter acquired or arising, and wherever located (collectively, the "Collateral").

                (i) All inventory and goods, including without limitation, all inventory and goods held for sale or lease or to be furnished under contracts of service, raw materials, work in process, finished goods, goods in transit, advertising, packaging and shipping materials, and all designs, creations, patterns, styles, samples and all other materials, and supplies (collectively, the "Inventory");

                (ii) All documents, including without limitation, documents of transport, payment and title relating to any of the foregoing and all such other documents as are made available to Client for the purpose of ultimate sale or exchange or goods or for the purpose of loading, unloading, storing, shipping, transhipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange and/or pertaining to a "Transaction" (as defined below);

                (iii) All rights, claims, rights of offset, rights of return, actions and causes of action, against any person, including without limitation, those arising out of the purchase by Client of any of its Inventory, and all rights of stoppage in transit, replevin, reclamation and rights of an unpaid vendor or as a lienor;

                (iv) All equipment, machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts, dies, jigs and chattels (collectively, the "Equipment"), including (but not limited to) all of the Equipment listed on any exhibit which may be attached hereto;

                (v)     All other collateral described in the Factoring
Agreement; and

                (vi) All proceeds, insurance proceeds, products and accessions of or to any and all of the foregoing, and all collateral and security for and guarantees of, any and all of the foregoing, and all books and records relating to any and all of the foregoing (including without limitation, any and all micro??? microfiche, computer program and records, source materials, tapes and discs) and all equipment containing said books and records.

The term "Collateral" as used in the Factoring Agreement shall be deemed to include all of the Collateral described above, for all purposes of the Factoring Agreement.

        2. REPRESENTATIONS AND WARRANTIES. Client represents and warrants to Republic that all of the following representations and warranties are true and correct on the date hereof and will continue to be true and correct throughout the term of this Security Agreement.

                (a) Client, if a corporation, is duly authorized, existing and in good standing under the laws of the jurisdiction of its incorporation. Client is and will continue to be qualified and licensed in all jurisdictions in which the nature of the business transacted by it, or the ownership or leasing of its property, make such qualification or licensing necessary, and Client has all the requisite power and authority to carry on its business as it is now, or may hereafter be conducted.

                (b) The execution, delivery and performance of this Security Agreement, the Factoring Agreement and all other documents, instruments and agreements between Republic and the Client (collectively, the "Factoring Documents") have been duly authorized by all necessary corporate and other action, are enforceable against Client in accordance with their terms, and do not conflict with any instrument or agreement to which Client is a party or to which any of its property is subject.

                (c) Set forth in the heading to this Security Agreement is Client's true and correct name, and set forth on Exhibit A hereto is each prior name of Client and each fictitious name, trade name and trade style by which Client has been, or is now, known or has previously, or now, transacts business. Client shall provide Republic with ten (10) business days advance written notice before doing business under any other name, fictitious name, trade name or trade style. Client has complied, and will hereafter comply, with all laws relating to the conduct of business under, and the continuation of the right to use, a corporate, fictitious or trade name or trade style.

                (d) Client has places of business, and Inventory and other Collateral is kept only at the locations identified on Exhibit A hereto. Client will give Republic ten (10) business days' prior written notice of any discontinuance, or change in location, of any place of business, or the establishment of any new place of business, or any change in the location of the places where Inventory or other Collateral is or is to be kept.

                (e) Client is the sole owner of all of the Collateral, free and clear of all liens, claims, security interests and encumbrances, except a security interest in favor of Republic and/or Republic National Bank of New York ("Republic Bank") and/or Republic International Bank of New York (California).

                (f) None of the Collateral is affixed to any real property in such a manner, or with such intent, as to make it a fixture or a part of the real property. Client is not a lessee under any real property lease pursuant to which the lessor has obtained or may obtain any rights to the Collateral, and no such lease prohibits, restrains, or impairs Client's right to remove any Collateral from the leased premises, whether such removal is to be accomplished prior or subsequent to any default by Client under any such real property lease or any termination thereof. Client shall, whenever requested by Republic, cause the owner and lessor of any premises on which Collateral is located, and any person having a lien, mortgage or deed of trust on any such premises to execute and deliver to Republic a form and substance acceptance to Republic, whatever waivers and subordinations that Republic, in its sole discretion, requires, so as to ensure that Republic's right in and to the Collateral are, and will continue to be, prior and superior to the rights of any such owner, lessor or lienor. Client will keep in full force and effect and will comply with all the terms of, any lease of real property where any of the Collateral now is or hereafter may be located.

                (g) All of Client's assets useful or necessary in the conduct of Client's business and all Collateral is in good working order and condition. Client will not use the Collateral or any of the Client's other assets in any unlawful business or for any unlawful purpose and will not secrete or abandon the Collateral or any other assets. Client will immediately advise Republic in writing of any loss of, or material adverse change in the condition of any of the Collateral or of any of Client's other assets.

                (h) Client has complied, and will hereafter comply, with all provisions of all laws, rules and regulations relating to Client, including, but not limited to, those relating to environmental matters, hazardous and waste materials, Client's ownership of real or personal property, conduct and licensing of Client's business, payment and withholding of taxes, and payment of minimum wages and other matters relating to employment of Client's personnel.

                (i) There is no claim, litigation, proceeding or investigation pending or threatened by or against or affecting Client (or any basis therefor known to Client) which might result, either separately or in the aggregate, in any material adverse change in the business, prospects or condition of Client, or in any impairment in the ability of right of Client to carry on its business in substantially the same manner as it is now being conducted. Client will immediately inform Republic in writing of any claim, proceeding, litigation or investigation hereafter threatened or instituted by or against Client involving amounts in excess of $10,000.

                (j) Client has not, and will not, engage in any activity which constitutes or may constitute a pattern of racketeering activity within the meaning of, or may be illegal under, any statute of the United States or any other governmental authority, and Client has not, and will not, engage in any activity which subject any of the Collateral or any of its other assets to any forfeiture or other adverse claim.

                (k) There is no fact which Client has not disclosed to Republic in writing which could materially adversely affect the properties, business or financial condition of Client or any of the Collateral or which it is necessary to disclose in order to keep the foregoing representations and warranties from being misleading.

        3. COVENANTS. Client shall at all times comply with the following covenants, at its sole cost;

                (a) Client will have and maintain, at its sole expense, insurance at all times with respect to all Inventory and Equipment and all materials and merchandise which may be the subject of any Transaction and all other insurable Collateral, against risk of fire (including extended coverage), that and all other usual risks and such special risks as Republic may designate and in the case of motor vehicles, collision insurance, all such insurance to be in such form and amounts, for such periods and written by such companies as may be satisfactory to Republic, such insurance proceeds to be payable to Republic and Client as their interest may appear; and, all policies of insurance shall provide for a minimum of twenty (20) days prior written cancellation notice to Republic, and Client shall provide Republic with proof, satisfactory to it, of full payment of all premiums thereon. All such policies shall have endorsements thereon designating Republic as a secured party thereunder and shall have lender's loss payee endorsements in favor of Republic in such form as Republic may require. In addition, the request of Republic, the originals of such policies shall be delivered to and held by Republic. In the event of failure to provide insurance as herein provided, Republic may, at its option, but without any obligation, obtain such insurance and Client shall pay to Republic, on demand, the cost thereof. The cost of any such Insurance which Republic may obtain shall be added to the Obligations. Client's liability to Republic hereunder shall not be affected, impaired, released, discharged, in whole or in part, by reason of any loss, theft, or destruction of, or depreciation or damage to, any Collateral, regardless of the cause of any such loss, theft, destruction, depreciation or damage, or absence or non-receipt of insurance proceeds and whether such non-receipt of insurance proceeds is caused for the failure of the insurer to pay claims or otherwise.

                (b) So long as any of the Obligations are outstanding, Client shall maintain Collateral so that the total "value" of the Collateral shall at all times be not less than 100% of the total amount of the outstanding Obligations, and, for purposes of this covenant, the term "value" with respect to the Inventory shall mean the lower of wholesale cost or wholesale market value. Client acknowledges that the foregoing covenant is a material part of the consideration of Republic for entering into this Security Agreement, and extending credit pursuant thereto, and that one of the reasons for the foregoing covenant is to provide an equity cushion and adequate protection to Republic caused by the delays, difficulty and expense which can occur in liquidation of the Collateral, and probability of rapid deterioration in the value of the Collateral in a liquidation, and other circumstances.

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                (c) Client shall not sell, exchange, trade, lease or otherwise transfer any of the Inventory or Equipment, or any other Collateral, without Republic's specific prior written consent, except for sales of finished Inventory for fair consideration in the ordinary course of business, and not in satisfaction of any pre-existing debt.

                (d) Client has maintained and will hereafter maintain all of the Equipment in good working order and condition, at Client's sole cost and expense, and Client will immediately advise Republic in writing of any event causing loss or depreciation and of any material adverse change in the condition of the Equipment.

                (e) Client shall not permit or cause the Equipment to be misused, used for any purpose other than that for which it was designed, altered or utilized in any illegal or negligent manner. Client shall use the Equipment only in the ordinary course of its business as heretofore conducted, in a legal manner and in a manner not inconsistent with the terms of any insurance policy relating thereto.

                (f) None of the Equipment now is, or will hereafter be, affixed to any real property in such a manner, or with such intent, as to constitute fixture thereto or to otherwise become a part thereof. Whenever any Equipment is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lienor or otherwise), Client shall, whenever requested by Republic, cause such third party to execute and deliver to Republic, in form and substance acceptable to Republic, whatever waivers and subordinations that Republic in its sole discretion requires, so as to ensure that Republic's rights in and to the Equipment are, and will continue to be, prior and superior to the rights of any such third party.

                (g) Client has kept, and shall hereafter keep, accurate and complete records regarding the Equipment, including without limitation, records describing in full the dates of acquisition, acquisition costs, and serial numbers thereof and all such other information as Republic shall specify, and Client shall immediately give Republic written notice of all Equipment which it hereafter purchases, leases, or otherwise acquires.

                (h) Upon request by Republic, Client shall immediately deliver to Republic all certificates of title, certificates of ownership, evidence of ownership, and applications therefor, and all other similar documents and instruments, relating to any or all of the Equipment.

                (i) Client shall: (1) perform any and all steps requested by Republic to perfect its security interest in the Inventory, Equipment and other Collateral, such as placing and maintaining signs, appointing custodians and transferring Inventory to warehouses under the control of Republic or its designee. If any Inventory is in the possession or control of Client's agents or processors, Client shall notify such agents or processors or Republic's security interest therein and upon request instruct them to hold all such Inventory for Republic's account and subject to Republic's instruction; (ii) execute and deliver to Republic, each month, or at any time upon Republic's request, a written certification of Inventory, in such form as Republic may from time to time request; (iii) allow Republic through any of its officers or agents, at all reasonable times, to examine and inspect the Inventory and any of the other Collateral and to examine, inspect, utilize, and make copies and/or extracts from all the Client's books and records, relating to the Collateral; (iv) promptly notify Republic in writing of any change of Client's officers, directors and key employees, a death of any co-partner or joint venturer (if Client is a partnership or joint venture), any sale or purchase out of the regular course of Client's business, and any material adverse change in the business or financial affairs of Client; (v) make available Client and its officers, employees, and agents and Client's books, computer discs, runs and printouts, records and files to the extent that Republic may deem necessary in order to prosecute or defend any such suit or proceeding relating to Client or the Collateral; (vi) pay when due all brokers' fees, freight, cargo insurance, ???????? charges, warehousing and/or storage charges, duties, taxes and assessments upon the Collateral, or for its use or operation, or upon the proceeds thereof, or upon this Security Agreement, or upon any instrument or instruments evidencing the Obligations. Republic may, at its option, but without obligation and without waiving any of its rights and remedies, discharge any of the foregoing, and Client agrees to reimburse Republic on demand for any payment made or any expense incurred by Republic pursuant to the foregoing authorization; and any such payment made or expense incurred shall be deemed to be Obligations.

        4. Transactions.

                (a) From time to time, upon Client's request, but subject, in each instance, to such terms and conditions as Republic may specify the Republic's absolute right, in its sole discretion, to refuse so to do, Republic may (i) make loans and advances to Client, including without limitation, loans and advances for purchases made by Client of Inventory for Client's use in the ordinary course of its business; or (ii) guarantee payment by Client under letters of credit to be opened either by Republic for Client or by Client with Republic Bank (or with any other bank or lender satisfactory to Republic) in Client's name and to Client's account, to be used in the purchase of Inventory or for other business purposes; or (iii) make payments, and guarantee to make payments, to others for the account of Client; or (iv) do any or all of the foregoing. The word "Transaction," whenever used in this Security Agreement, shall mean and include any such loan, advance, guarantee or payment which may be made by Republic hereunder, the purchase agreement or letter of credit relating thereto or covered thereby, as Inventory which may be the subject of any such purchase or letter of credit so guaranteed and all documents and instruments of every kind relating the ?????? including without limitation, all documents of title, transport, indebtedness and payment, or evidencing any thereof. Each loan, advance, guarantee or payment which Republic may issue for Client's account hereunder, shall be in such form and shall contain such terms, conditions and provisions as Republic, in its sole discretion, may elect. Client shall deposit with Republic or its agents either cash or other collateral satisfactory to Republic, in such amounts as Republic, in its sole discretion, may require from time to time, whether prior to the making of such loan, advance or payment or the issuance of such guarantee or at any time or time thereafter. Client's failure to make any such deposit within five (5) days after demand therefor shall constitute a default by Client hereunder.

                (b) Client shall promptly, satisfy and discharge in full, as and when due, all debts, liabilities, costs, fees, charges, and all other Obligations of any kind incurred by it in connection with each and every Transaction, whether or not the same or any of them shall be covered by Republic's guarantee thereof including without limitation, all fees and charges of Republic, Republic Bank or any other bank; and Client shall pay to Republic forthwith and in full, any and all monies which may have any connection with any Transaction covered by any letter of credit issued by Republic Bank (or any other bank) and hold Republic and each such other bank harmless against any and all claims, demands and causes of action which may be made, asserted, or brought against Republic, or any of them arising on, under, in connection with, or by reason of, any Transaction, or any guarantee or letter of credit delivered therein, and all costs, fees and expenses (including without limitation, attorneys' fees) paid or incurred by them in connection therewith. Republic Bank and each such other bank shall have the right to make payment on or otherwise settle any such claim, demand or cause of action, in their sole discretion, and any such payment or settlement shall be conclusive and binding upon Client.

                (c) In order to induce Republic to execute and deliver guarantees and make loans, advances and payments hereunder, Client hereto represents, warrants and agrees as follows: (i) without limiting the security interests granted Republic in the other provisions of this Security Agreement, as additional Collateral for the payment and performance of all the Obligations, including without limitation, all of Client's debts, obligations and liabilities guaranteed by Republic. Client shall, in each Transaction, assign to Republic the purchase order, sales contract, letter of credit in Client's favor and all other documents, instruments and rights which Republic may require; and all of the same shall be deemed to have been automatically assigned to Republic and shall become its property, immediately upon the issuance of its guarantee or the making of a loan, advance or payment for such Transaction, without any formal assignment thereof. All inventory invoices, cash, instruments, checks, drafts, notes, documents, chattel paper, bills of lading, customs releases, warehouse, shipping and dock receipts, and other title, payment, or other documents and instruments, and all insurance proceeds, tax refunds, customs duty drawbacks and all other Collateral pertaining to each Transaction shall be deemed to be Republic's sole property and in furtherance thereof, Client shall instruct all suppliers, shippers, carriers, forwarders, warehousers, customs brokers, governmental taxing authorities, banks and other persons holding or receiving any of the Inventory or other Collateral to deliver them to Republic or upon its order and shall forthwith deliver the same to Republic in their original form;
(ii) all letters of credit guaranteed or established by Republic hereunder shall be issued for the account of Client, and Client shall, on demand, execute and deliver, in writing, all applications, instructions and agreements with respect thereto which may be required by Republic or by Republic Bank or any other bank;
(iii) Client is and will continue to be solvent at all times; and (iv) each account receivable, draft, or note or other evidence of indebtedness arising out of any Transaction, will be paid in full when due without dispute. The covenant in clause (iii) shall be deemed to be breached in the event Republic, at any time, in its judgment, determines that Client's assets, if sold in bulk for liquidation purposes, would be insufficient to pay all of Client's creditors in full, or the Client is not generally paying its debts and labilities as they mature. Each letter of credit presented to Republic by Client providing for payment to Client shall be genuine, correct and complete and will not have been drawn against, except to the extent stated to Republic in writing at the time of such presentation, and all of such presentations, and all invoices, receipts and other documents and instruments of every kind which Client presents, disposes or delivers to Republic for any purpose will be genuine, correct and complete.

                (d) Republic shall not be liable or responsible, in any manner or to any extent, for any error, act or omission by it, or by Republic Bank or any other bank or party, in connection with or relating to any Transaction, or the completion or execution of any Transaction; or for any failure to pay duties, or for any loss of depreciation of, or damage to, any Inventory or any documents of title, transport, payment or indebtedness or any other documents or instruments or any other Collateral, regardless of the cause of any thereof. All Transactions hereunder shall be entirely without recourse against Republic in any event.

                (e) As compensation for Republic opening letters of credit or increasing the face amount thereof or issuing guarantees hereunder and for all services which Republic may render in respect hereof, Client shall pay Republic
(i) a fee equal to the greater of 1/4 of 1% of the gross amount of each letter of credit or the increase thereof (including without limitation of the foregoing, sight letters of credit) or guaranteed issued, or $____________ whichever is greater, (ii) a fee equal to the greater of 1/4 of 1% of the face amount of each standby letter of credit or increase thereof for each period of thirty (30) days, or a fraction thereof, that each such standby letter of credit is to be outstanding from the date of issuance or increase or $___________ whichever is greater; (iii) a fee for each acceptance created by reason of the opening of any of the aforementioned letters of credit equal to the greater of ____________ of 1% of the face amount of each such acceptance for each period of thirty (30) days or fraction thereof that each such acceptance shall be outstanding from the date of issuance or $____________ whichever is greater;
(iv) with respect to negotiating sight letters of credit, a fee equal to the greater of ______________ of 1% of the face amount of each negotiation or $__________ in each instance; (v) in the event that the bank issuing the standby letters of credit, letters of credit, or acceptances fundings the acceptances increases its charges therefor over those in effect at the date of this Security Agreement, then Republic shall have the right, without notice, to increase Republic's charge to Client by an additional amount proportionate to the amount of increase by such bank; and (vi) interest, to be computed and discounted at a rate to be fixed as provided by Factoring Agreement, as the same may be in effect from time to time, on all money actually loaned or advanced to Republic to or for the account of Client or paid by Republic to Republic Bank or any other bank, or any supplier or other party on, under, by reason of, or in connection with any Transaction covered hereby or for any other reason hereunder. All such charges and interest shall be in addition to all sums and charges payable to Republic Bank or any other bank in connection with any Transaction, and shall be deemed included in the Obligations and shall be payable on demand.

        (f) The total amount of Obligations in respect of Transactions, which may be outstanding at any time, may be limited by Republic, in its sole and absolute discretion. Nothing herein contained shall be deemed, or construed to grant to Client any right, power or authority to pledge Republic's credit in any manner or to any extent whatsoever. Nothing herein contained shall be deemed, or construed to be or to constitute either a commitment to make any loan or advance or payment or guarantee of any Transaction, unless and until Republic shall have first duly made its loan, advance or payment or executed and delivered its guarantee in writing with respect thereto, as herein provided. Any action taken by Republic for or on behalf of Client shall conclusively bind Client notwithstanding whether such actions by Republic are based on oral or written communications from Client's employees, agents, representatives, officers or directors.
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and Client waives any bond of surety otherwise required in connection therewith, any demand for possession prior to the institution of any such proceedings and any requirement that Republic not disposed of any of the Collateral until after trial or judgment; (v) institute legal proceedings for sale, under the judgment or decree of any court of competent jurisdiction, of any of the Collateral; (vi) institute legal proceedings for the appointment of a receiver pending foreclosure hereunder or the sale of any of the Collateral under the order of a court of competent jurisdiction or under other legal process, and Client hereby consents to the appointment of a receiver in any such proceedings and waives any and all bonds in connection therewith; (vii) personally or by agents or representatives or employees or attorneys, enter any premises where Collateral is or may be, without hinderance, and take possession of any part or all of the Collateral at any time, wherever the same may be with or without process of law and without being responsible for loss or damage; keep or store any or all of the Collateral on Client's premises and remain on such premises or cause a custodian to remain thereon, in exclusive control thereof, without charge, for so long as Republic deems necessary; process or complete the processing, manufacturing or repair of any or all of the Collateral, and in connection therewith Republic shall have the exclusive right to utilize any or all of the Client's premises, machinery, equipment, fixtures, and other assets without charge; and Republic may demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to any of the Collateral and/or sell or dispose of all or any part of the same, free from any and all claims of Client or of any other party claiming by, through or under Client at ???? in equity, at one or more public or private sales, in such place or places (including without limitation, the premises of Client), in lots or in bulk, at such time or times, in such order, and upon such terms as Republic shall determine in its sole discretion, in its condition at the time Republic obtains possession or further processes or repair, with our without any previous demand or notice to Client or advertisement of any such sale or other disposal except as may be required by law. Republic shall have the right to conduct such disposition on Client's premises without charge for such time or times as Republic deems fit, or on Republic's premises, or elsewhere and the Collateral need not be located at the place of disposition. Republic may directly or through any affiliated company purchase or lease any Collateral at any such disposition and, if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Client of any liability Client may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale. The power of sale hereunder shall not be exhausted by one or more sales, and Republic may from time to time adjourn any sale so to be made pursuant to this Section, buy oral announcement at the time of sale, without any further notice or publication. If Republic shall demand possession of the collateral or any part thereof pursuant to this Security Agreement. Client shall, at its own expense, forthwith cause such Collateral or any part thereof designated by Republic to be assembled and made available or delivered to Republic at any place reasonably designated by Republic. In the event that any mandatory requirement of applicable law shall obligate Republic to give prior written notice to Client of any of the foregoing acts, Client hereby covenants and agrees that a notice sent to it, in writing, by first class or certified United States mail, addressed to it at its address set forth below, and deposited in the United States mail at least five (5) days before the date of any such act, shall be deemed to be reasonable notice of such act and specifically, reasonable notification of the time and place of any public or private sale hereunder and reasonable notification of the time after which any intended sale or disposition thereof to be made. Any and all attorneys' fees, expenses, costs, liabilities and obligations incurred by Republic with respect to the foregoing shall be added to and become part of the Obligations.

          (c) All proceeds realized as the result of any disposition of the Collateral shall be applied by Republic first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Republic in the exercise of its rights under this Security Agreement, second to the interest due upon any of Client's Obligations and third to the principal of Client's Obligations in such order as may be determined by Republic in its sole discretion. In the event that, as a result of the disposition of any of the Collateral, Republic directly or indirectly enters into a credit transaction with any third party. Republic shall have the option, exercisable at any time, in it sole discretion, of either reducing the Obligations by the principal amount of such credit transaction or deferring the reduction thereof until the actual receipt by Republic of cash therefor from such third party. The surplus, if any, shall be paid to Client or other persons legally entitled thereto; if any deficiency shall arise, Client shall remain liable in Republic therefor.

        6. Further Assurances; Power of Attorney. Client will at any time or from time to time, upon request of Republic, sign such financing statements, continuation statements and amendments thereto and such trust receipts, security agreements and other agreements or instruments as Republic determines to be necessary or desirable to preserve and protect any of Republic's rights hereunder. Client hereby agrees to pay all filing fees and reimburse Republic for all costs and expenses of any kind incurred in any way in connection with the Collateral. Client hereby grants to Republic an irrevocable power of attorney coupled with its interest, authorizing Republic (through any of its officers, employees, attorneys or agents), at any time and from time to time, at its option but without obligation, with or without notice to Client, and at Client's sole expense, to do any or all of the following in Client's name or otherwise; (i) execute, deliver, present, record, endorse (with full recourse to client), assign, and take control of any and all warehouse, shipping, dock and other receipts, letters of credit (including without limitations of the foregoing, applications for letters of credit, red clause letters of credit, agreements to letters of credit, letters of indemnity to steamship companies, ship-side bonds, air releases to airline companies and/or freight forwarders and indemnification agreements in favor of issuers of letters of indemnity to steamship companies, ship-side bonds and air releases, and waivers of discrepancies in documentation, notes, tax refund checks or warrants from any and all governmental agencies, instruments, acceptances, checks, drafts, money orders, customs duty drawbacks, chattel paper, invoices, trust receipts, bills of lading, title documents, and evidence of indebtedness, and any and all financing statements, continuation financing statements, financing statement amendments, security agreements, assignments, certificates of title, application for vehicle title, affidavits, reports, notices, schedules, claims, proofs of claim in bankruptcy and to perfect, maintain, improve or protect Republic's security interest in the Collateral, or to carry out or enforce any of Republic's rights and remedies under the Factoring Agreement and/or this Security Agreement or otherwise, or to complete or consummate any Transaction, or to collect any sums owed to Republic or for which Client may be or become liable, or to carry out or consummate any transaction contemplated by this Security Agreement and any documents or instruments executed in connection herewith or relating hereto; (ii) upon the occurrence of any default or any default in any Transaction, to cancel, rescind, terminate, modify, amend, or adjust, in any way, in whole or in part, any Transaction; (iii) pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (iv) grant extensions of time to pay, compromise and/or settle any claims for less than face value, and execute and deliver all releases and other documents in connection therewith; (v) pay any sums required on account of Client's taxes or to secure the release of any liens therefor, or both; (vi) upon the occurrence of any default, to receive, and open and examine all mail addressed to Client, and in the exercise of such right, Republic shall have the right, in the name of Client, to notify the Post Office authorities to change the address for the delivery of mail addressed to Client to such other address as Republic may designate, including without limitation, Republic's own address, in which event Republic shall turn over to Client all of such mail not relating to the Collateral; (vii) upon any default, direct any financial institution to pay to Republic all monies on deposit by Client with said financial institution, regardless of any loss of interest, charge or penalty as a result of payment before maturity; (viii) settle and adjust, and give releases with respect to, any insurance claim that relates to any of the Collateral or any Transaction, and obtain payment therefor directly to Republic, and make all determinations and decisions with respect to any such insurance and any such insurance claim, and endorse Client's name on any check, draft, instrument or other item of payment or the proceeds of such insurance; and (ix) take any action or pay any sum required of Client pursuant to this Security Agreement and any other present or future agreements. Any and all sums paid and any and all costs, expenses, liabilities, obligations, accounting fees, adjustors' fees, consulting fees, appraisal fees, and attorneys' fees incurred by Republic with respect to the foregoing shall be added to and become part of the Obligations and shall be payable on demand. Republic shall have no liability to Client for any action taken or omitted to be taken by it pursuant to the foregoing power of attorney. In no event shall Republic's rights under this Security Agreement or any other documents or agreements be deemed to indicate that Republic is in control of the Client or Client's business or management or that Republic has control over the daily management functions or operating decisions of Client.

        7.  General.

            (a) Republic shall not be deemed to have waived any of its rights hereunder or under the Factoring Agreement or any other agreement, instrument or paper signed by Client unless such waiver is in writing and signed by Republic and specifically refers to the right being waived. No delay or omission on the part of Republic in exercising any right shall operate as a waiver of such right or of any other right. A waiver upon any occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion. All of the rights and remedies of Republic, under the Factoring Agreement, this Security Agreement and under any other agreement, instrument or document, shall be cumulative and may be exercised singularly or concurrently.

            (b) Client hereby assents to any agreement Republic may elect to enter into with any other party providing for the sharing or the participation by said party with Republic in the Obligations and/or the Collateral or any realizations thereon. Republic shall have no obligations to give any credit references on, or with respect to Client to any third party.

            (c) This Security Agreement shall continue in full force and effect until all of the Obligations have been paid and performed in full and the Factoring Agreement has been terminated. Notwithstanding any termination of this Security Agreement and payment and performance of all Obligations, Republic shall not be required to deliver a termination statement with respect to any financing statement filed by it until Client has executed and delivered to Republic a General Release, in form acceptable to Republic, whereby Client releases any and all known and unknown claims of Client against Republic.

        (d) All notices to be given hereunder shall be in writing and may be served either personally or by telecopy, or by depositing the same in the United States mail, first-class postage prepaid, or ordinary, registered or certified mail addressed to Republic or Client at the addresses shown in the Factoring Agreement or herein, or at any other address as shall be designated by one party in a written notice to the other party. Any such notice shall be deemed to have been given upon delivery in the case of notices personally delivered or sent by telecopy, or at the expiration of two (2) business days following the deposit thereof in the United States mail, (except that any notice of disposition of Collateral pursuant to Section 5 above that is mailed shall be deemed give at the time of deposit thereof in the United States mail).

        (e) Client shall defend, indemnify and hold Republic, and its directors, officers, employees, agents, attorneys and affiliates harmless from and against any and all claims, costs (including without limitation, attorneys' fees), losses, demands, actions, causes of action, lawsuits, damages, penalties, fines, judgments and liabilities of any kind or nature in any manner relating to Client's business, assets or operations, or otherwise relating to Client, including (but not limited to) any of the foregoing arising from any breach of any representation, warranty, covenant or provisions contained in this Security Agreement or any other document or agreement between Client and Republic, or any other transaction contemplated thereby or relating hereto or thereto, and including (but not limited to) any of the foregoing arising from law, rule or regulation relating to hazardous or toxic materials or waste or the environment, or relating to the withholding or payment of income or other taxes, or relating to wages or hours of Client's employees. Defense of any action or proceeding with respect to which Republic or others are entitled to indemnity hereunder shall be by attorneys of Republic's choice, at Client's expense. This indemnity agreement shall continue in full force and effect notwithstanding any termination of this Security Agreement or termination of the security interests granted herein.

        (f) As used in this Security Agreement, the term "affiliate" of any party shall mean and include any person, firm or corporation controlling, controlled by or under common control with such party, but in no event shall Republic be deemed to be an "affiliate" of Client for purposes of this Security Agreement or for any other purpose whatsoever. As used in this Security Agreement, the term "Client" shall be deemed to include the individual or individuals, association, partnership or corporation named herein as "Client," and (a) any successor, and any association, partnership, corporation or any other person to which all or substantially all of the business or assets of Client shall have been transferred, and (b) in the case of a partnership, any general or limited partnership which shall have been created by reason of, or continue in existence after the admission of any new partner or partners therein, or the dissolution of the existing partnership by, or the condition thereof after death, resignation or other withdrawal of any partner.

        (g) Client shall reimburse Republic for all attorneys' fees, accounting fees, and investigation fees, and for all filing, recording, publication, search and other costs and expenses which Republic may incur pursuant to or in connection with this Security Agreement or any Transaction contemplated hereby or with respect to any of the Collateral or in connection with the defense or enforcement of its rights, remedies and interests (whether or not any suit is brought or judgment obtained). Without limiting the generality of the foregoing, Client will pay all such expenses and attorneys' fees incurred by Republic in connection with the enforcement of payment and performance of all Obligations and in any litigation relating to, or affecting this Security Agreement, and in any case or proceeding under any provision of the Bankruptcy Code (including without limitation, Chapter 7 or 11, thereof), or any successor statute thereto, the negotiating of this Security Agreement and any agreements or documents relating to Client, the enforcement of any of its rights; the filing or prosecution of a claim in any action or proceeding (including without limitation, any probate claim, bankruptcy claim, third-party claim, secured creditor or reclamation complaint); the protection of, obtaining possession of, or enforcement of its security interest in the Collateral, or the representation of Republic in any litigation with respect to Client or its affairs. All attorneys' fees and costs to which Republic may be entitled pursuant to this Section shall immediately become part of Client's Obligations.

        (h) If this Security Agreement be signed by more than one party, their obligations hereunder shall be joint and several. This Security Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Security Agreement. If any provision of this Security Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Security Agreement shall nevertheless remain in full force and effect.

        (i) Republic and Client each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Security Agreement or the Factoring Agreement; or (ii) any other present or future instrument or agreement between Republic and Client; or (iii) any conduct, acts or omissions of Republic or Client or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Republic or Client; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

        (j) Neither Republic, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Republic shall be liable for claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the undersigned or any other party through the ordinary negligence of Republic, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Republic.

        (k) This Security Agreement and the Factoring Agreement, and the other written documents and instruments between Republic and Client which set forth in full the terms of agreement between the parties, are intended as the full, complete and exclusive contract governing the relationship between the parties, and supersede all prior and contemporaneous oral discussions, promises, representation, warranties, agreements and understandings between the parties. This Security Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought. No course of dealing between the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement, explain or modify any term or provision of this Security Agreement or any supplement or amendment thereto. This Security Agreement shall be construed in an even-handed manner and not strictly against or in favor of any party hereto, nor shall any ambiguities in this Security Agreement be construed strictly against or in favor of any party hereto.

        (l) Client agrees that any claim or cause of action by Client against Republic, or any of Republic's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to this Security Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by Republic, or by Republic's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Client by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within twelve months after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Republic or any other person authorized to accept service of process on behalf of Republic, within thirty (30) days thereafter. Client agrees that such twelve-month period of time is a reasonable and sufficient time for Client to investigate and act upon any such claim or cause of action. The twelve-month period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Republic. This provision shall survive any termination of this Security Agreement or any other agreement.

        (m) As a material part of the consideration to Republic for entering into this Security Agreement, Client agrees that all actions and proceedings arising out of or relating to this Security Agreement or to any transaction in connection herewith shall, at the option of Republic, be litigated exclusively in courts located in the State of New York, and that, at the option of Republic, the exclusive venue therefore shall be New York, N.Y. Client hereby consents and submits to the jurisdiction of any such court and hereby waives personal service of any summons and complaint or other process or papers to be issued therein and hereby agrees that service of such summons and complaint or process may be made by registered or certified mail addressed to Client at its address as set forth below; failure on the part of Client to appear or answer within thirty (30) days after the mailing of such summons, complaint or process shall constitute a default entitling Republic to enter a judgment or order as demanded or prayed for therein. Client further waives any right to transfer or change the venue of any such action or proceeding. Client, in any litigation in which Republic and Client shall be adverse parties, waives the right to interpose any defense based upon any Statute of Limitations or any claims of laches and any set-off or counterclaim of any nature or description. This Security Agreement is being entered into in the State of New York. This Security Agreement shall be governed by the internal laws (and not the conflict of law rules) of the State of New York.

REPUBLIC:                               CLIENT:

                                                    Jenna Lane, Inc.
REPUBLIC FACTORS CORP.                  ---------------------------------------

By       /s/ Jeffrey Kieueby            By    /s/ Mitchell Dobies, President
   ---------------------------------       ------------------------------------
                                                Mitchell Dobies, President
Title       Vice President
      ------------------------------
                                        By   /s/ Ernest Baumgarten, Secretary
                                           ------------------------------------
                                               Ernest Baumgarten, Secretary

                                        Address:        1407 Broadway
                                                 ------------------------------

                                                      New York, NY 10018
                                                 ------------------------------